EXHIBIT 32.2

Certification by the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, Eng Wah Kung, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K/A of Glorywin Entertainment Group, Inc. (f/k/a Zippy Bags, Inc.) for the fiscal quarter ended March 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Glorywin Entertainment Group, Inc. (f/k/a Zippy Bags, Inc.)

Date: November 11, 2014	/s/ Carmen Lum
Carmen Lum
Chief Financial Officer